FORTITUDE LIFE INSURANCE & ANNUITY COMPANY

FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT B

Supplement dated December 5, 2024
to Prospectuses and Updating Summary Prospectuses dated May 1, 2024

This Supplement should be read in conjunction with the current Prospectus and Updating Summary Prospectus ("Prospectus(es)") for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.
This Supplement contains changes to the variable investment options available through Annuity contracts issued by Fortitude Life Insurance & Annuity Company. Please check “Appendix A – Portfolios Available Under the Annuity” in your Prospectus to determine which of the following changes affect the Annuity that you own.

I. Portfolio Subadvisor Removal:
Effective on or about November 21, 2024 (“Effective Date”), the following revision was made to the table in “Appendix A – Portfolios Available Under the Annuity” to reflect a change to the Subadvisors for the AST Academic Strategies Asset Allocation Portfolio.

Portfolio Name	Subadvisor Removal
AST Academic Strategies Asset Allocation Portfolio	Western Asset Management Company, LLC Western Asset Management Company Limited

II. Portfolio Expense Changes:
Effective on or about the following dates, the Current Expenses listed in the table in “Appendix A – Portfolios Available Under the Annuity” for the following Portfolios will be revised as shown below:

Effective Date	Portfolio Name	Current Expenses
12/09/24	AST Balanced Asset Allocation Portfolio♦	0.85%
12/16/24	AST Large-Cap Growth Portfolio	0.86%
12/16/24	AST Large-Cap Value Portfolio♦	0.80%
12/16/24	AST Small-Cap Equity Portfolio (formerly AST Small-Cap Growth Portfolio)♦	0.97%
♦ This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

If you have any questions or would like another copy of the current Annuity or Fund Prospectuses, please call us at 1-800-879-7012.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
FLIAC-497-SUP3